UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 11, 2004

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

3600 South Yosemite Street, Suite 900, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION; and

ITEM 7.01. REGULATION FD DISCLOSURE

     On October 11, 2004, M.D.C. Holdings, Inc. issued a press release reporting its third quarter and first nine months results for 2004. A copy of this press release is attached hereto as Exhibit 99.1.

     Limitation on Incorporation by Reference. The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated October 11, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: October 11, 2004	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated October 11, 2004.

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